UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2010

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Waters Edge Drive Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (423)743-9151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFT 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFT 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFT 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17CFT 240.13c-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NN, Inc. has amended Schedule A to its Employment Agreements (the "Employment Agreements") with the following executive officers:

Roderick Baty
James O. Anderson
James H. Dorton
Frank T. Gentry
Jeffrey Hodge
William C. Kelly, Jr.
Robert Sams
Thomas Zupan

The text of the Amended Schedule A is attached hereto and incorporated by reference herein.  All other terms and conditions of the Employment Agreements remain unchanged.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit       Description
Number     of Exhibit

10.1    NN, Inc. Amended Schedule A of its Employment Agreement with Roderick Baty

10.2    NN, Inc. Amended Schedule A of the Employment Agreement with the following executive officers:  James O. Anderson, James H. Dorton, Frank Gentry, Jeffrey Hodge, William Kelly, Jr., Robert Sams and Thomas Zupan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: March 18, 2010	By:	/s/ William C. Kelly, Jr.
Name : William C. Kelly, Jr.
Title : Vice President and Chief Administrative Officer